UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2009

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On May 7, 2009, STERIS issued a press release announcing financial results for the three and twelve month periods ended March 31, 2009. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s amended and restated Incentive Compensation Plan (the “Bonus Plan”) is included as Exhibit 10.1. All named executive officers (other than the President and CEO) and other employees in specified positions are Bonus Plan participants. Each participant is assigned a target bonus opportunity, expressed as a percentage of base salary. The Compensation and Corporate Governance Committee of the Company’s Board of Directors establishes the Bonus Plan targets based on one or more Company financial performance goals. Each goal has a minimum that must be achieved (threshold) before any bonus may be paid with respect to that goal, as well as a maximum that may be achieved if targeted performance is exceeded. If the threshold performance target is attained, bonuses may be payable based upon the weight assigned to achievement of the particular Bonus Plan financial goals, each participant’s target bonus opportunity percentage, and individual performance factors, subject to additional Bonus Plan limitations on the payment of awards. Bonuses for any fiscal year will be paid no later than 75 days after the end of the fiscal year. Among other limitations, a bonus payment may be subject to forfeiture upon certain conditions and a participant will not be entitled to payment under the Bonus Plan if the participant is not in the employ of the Company or a subsidiary at the time the payment is made.

The foregoing description is a summary only and is qualified in its entirety by reference to the full text of Bonus Plan which is included as Exhibit 10.1 and incorporated herein by reference.

ITEM 8.01.	Other Events.

On May 7, 2009, the Company issued a press release announcing that its Board of Directors authorized an increase in its quarterly dividend to $0.11 per common share. The dividend is payable June 18, 2009 to shareholders of record at the close of business on May 21, 2009. A copy of this press release is attached hereto as Exhibit 99.2

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	STERIS Corporation Incentive Compensation Plan

99.1	Press Release issued by STERIS Corporation on May 7, 2009 announcing financial results for the three and twelve month periods ended March 31, 2009.

99.2	Press Release issued by STERIS Corporation on May 7, 2009 announcing an increase in its quarterly dividend to $0.11 per common share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ Mark D. McGinley
Mark D. McGinley
Senior Vice President, General Counsel, and Secretary

Date: May 7, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	STERIS Corporation Incentive Compensation Plan

99.1	Press Release issued by STERIS Corporation on May 7, 2009 announcing financial results for the three and twelve month periods ended March 31, 2009.

99.2	Press Release issued by STERIS Corporation on May 7, 2009 announcing an increase in its quarterly dividend to $0.11 per common share.

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